EXHIBIT 99.2

SEPARATION AGREEMENT

This Separation Agreement (“Agreement”) is made by and between Christopher P. Calisi (“Executive”) and Overland Storage, Inc. (the “Company”) on November 6, 2006.

1.             Termination of Employment and Resignation from Board of Directors.  Executive’s employment with the Company pursuant to the Employment Agreement dated March 12, 2001, as amended November 22, 2005 (the “Employment Agreement”) terminated November 1, 2006 (the “Termination Date”).   Executive resigned from the Board of Directors of the Company and all of its subsidiary companies on November 2, 2006 (the “Resignation Date”).  Executive agrees to execute such further documentation as may be reasonably required by the Company to confirm the effectiveness of his resignation from the Board of Directors following the Company’s 2006 annual meeting of shareholders.

2.             Standard Entitlements.  Executive acknowledges his prior receipt in full of the Standard Entitlements (as defined in the Employment Agreement).

3.             Additional Payment and Benefits.  Should Executive enter into and not revoke the General Release attached hereto as Exhibit A, Executive will receive the following benefits after the Effective Date of the aforementioned General Release.  All such Benefits will be subject to payroll withholding taxes to the extent required under applicable law.

a.                                       The Company will provide Executive with a payment of $500,000 (Five Hundred Thousand Dollars and No Cents) on May 2, 2007.

b.                                      The Company will enter into the Consulting Agreement with Executive attached hereto as Exhibit B (the “Consulting Agreement”).

c.                                       The Company will reimburse Executive for up to $10,000 (Ten Thousand Dollars and No Cents) for up to three months of outplacement services, commencing within thirty (30) days after the date of this Agreement, by a firm selected by the Executive from a list compiled by the Company.  Executive shall submit receipts for such services to the Company on or before May 2, 2007, and shall be reimbursed on May 2, 2007.

d.                                      Assuming Executive elects to continue to participate in the Company’s standard medical and dental benefits as provided under COBRA and/or Cal-COBRA, then to the extent that such benefits are provided pursuant to a plan described in Section 1.409A-1(a)(5) of the Proposed Treasury Regulations and any successor thereto

1

(“Welfare Benefits”), the Company will pay the cost thereof for up to one year following the Termination Date if Executive provides written notice of such election to the Company within the time prescribed in the “COBRA NOTICE”.  The benefit set forth in this Section 3(d) shall cease upon Executive becoming eligible for reasonably comparable medical and dental benefits through a successor employer.

e.                                       Executive shall be permitted to retain the computer equipment and cell phone that the Company provided to him during his employment; provided however, that Executive must immediately deliver the laptop computer he was most recently using to the Company’s IT department for removal of all Company information.

4.             Termination of Equity Awards.  Notwithstanding anything to the contrary set forth in the Employment Agreement, in any stock option or restricted stock award between the Company and Executive (collectively, “Awards”), or in any equity plan of the Company, (a) Executive’s service to the Company and all vesting under all Awards shall be deemed to have ceased upon the Resignation Date notwithstanding entry into the Consulting Agreement, (b) no stock option Award shall be exercisable following the Resignation Date, and (c) all unvested restricted stock Awards shall be permanently forfeited to the Company on the Resignation Date.

5.             Trade Secrets and Confidential Information.  Executive acknowledges and affirms existing agreements and provisions that provide that during Executive’s employment, Executive had access to trade secrets and confidential information about the Company, its products and services, its customers, and its methods of doing business.  Executive agrees that Executive shall not disclose any information relating to the trade secrets or confidential information of the Company or its customers which has not already been disclosed to the general public.

6.             Return of Company Property.  Except as set forth in Section 3(e) above, Executive (a) agrees to comply with all policies and procedures of the Company to which he is subject; (b) represents that all the Company property, including but not limited to keys, equipment, and credit cards, has been returned to the Company; and (c) agrees to cooperate with the Company in arranging for an orderly transfer of files and projects.

7.             Entire Agreement.  This Agreement, the General Release attached hereto as Exhibit A and the Consulting Agreement attached hereto as Exhibit B, constitute the entire agreement of the parties with respect to the subject matter of this Agreement, and supersede all prior and contemporaneous negotiations, agreements and understandings between the parties, oral or written, including, without limitation, the Employment Agreement and the Retention Agreement dated March 12, 2001, except as specifically set forth herein or in the General Release.

2

8.             Modification; Waivers.  No modification, termination or attempted waiver of this Agreement will be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced.

9.             Amendment.  This Agreement may be amended or supplemented only by a writing signed by Executive and the Company.

10.           CIRCULAR 230 DISCLAIMER.  EXECUTIVE ACKNOWLEDGES AND AGREES THAT (1) NO PROVISION OF THIS AGREEMENT, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES OR THEIR ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PART 10, AS AMENDED); (2) EXECUTIVE (A) HAS RELIED EXCLUSIVELY UPON HER OR ITS OWN, INDEPENDENT LEGAL AND TAX ADVISERS FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT, (B) HAS NOT ENTERED INTO THIS AGREEMENT BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY OR ANY ATTORNEY OR ADVISOR TO ANY OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON EXECUTIVE; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY’S OR ADVISER’S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY EXECUTIVE OF THE TAX TREATMENT OR TAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

EXECUTIVE
Date: November 6, 2006
/s/ Christopher P. Calisi
Christopher P. Calisi
OVERLAND STORAGE, INC.
Date: November 6, 2006	By:	Vernon A. LoForti
	Name:	Vernon A. LoForti
	Title:	Vice President and Chief Financial Officer

3

EXHIBIT “A”

GENERAL RELEASE

This GENERAL RELEASE (“Release”) is entered into effective as of the date set forth below by and between Overland Storage, Inc., a California corporation, having its principal offices at 4820 Overland Avenue, San Diego, California 92123 (the “Company”) and Christopher P. Calisi, an individual (“Employee”), with reference to the following facts:

RECITALS

A.       The parties entered into an Employment Agreement (the “Agreement”) dated as of March 12, 2001, by which the parties agreed that upon the occurrence of certain conditions, Employee would become eligible for the Payment as defined in the attached Separation Agreement in exchange for Employee’s release of the Company from all claims which Employee may have against the Company as of the date of the termination of Employee’s employment.

B.        The parties desire to dispose of, fully and completely, all claims which Employee may have against the Company in the manner set forth in this Release.

RELEASES

1.             Release.  Employee, for himself and his heirs, successors and assigns, fully releases and discharges the Company, its officers, directors, employees, shareholders, attorneys, accountants, other professionals, insurers and agents (collectively, “Agents”), and all entities related to each party, including, but not limited to, heirs, executors, administrators, personal representatives, assigns, parent, subsidiary and sister corporations, affiliates, partners and co-venturers (collectively, “Related Entities”), from all rights, claims, demands, actions, causes of action, liabilities and obligations of every kind, nature and description whatsoever, Employee now has, owns or holds or has at anytime had, owned or held or may have against the Company, Agents or Related Entities from any source whatsoever, whether or not arising from or related to the facts recited in this Release.  Employee specifically releases and waives any and all claims arising under any express or implied contract, rule, regulation or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act, the California Fair Employment and Housing Act, the California Labor Code and the Age Discrimination in Employment Act, as amended (“ADEA”). Employee acknowledges that the Company has paid Employee all wages, bonuses, accrued unused vacation pay, options, benefits and monies owed by the Company to Employee.  This release does not waive any claims which as a matter of law cannot be waived.

2.     Section 1542 Waiver.  This Release is intended as a full and complete release and discharge of any and all claims that Employee may have against the Company, Agents or Related Entities.  In making this release, Employee intends to release each of the Company, Agents and Related Entities from liability of any nature whatsoever for any claim of damages or injury or for equitable or declaratory relief of any kind, whether the claim, or any facts on which such claim might be based, is known or unknown to him.  Employee expressly waives all rights under §1542 of the California Civil Code, which Employee understands provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Employee acknowledges that he may discover facts different from or in addition to those that he now believes to be true with respect to this Release.  Employee agrees that this Release shall remain effective notwithstanding the discovery of any different or additional facts.

3.     Waiver of Certain Claims.  Employee acknowledges that he has been advised in writing of his right to consult with an attorney prior to executing the waivers set out in this Release, and that he has been given a 21-day period in which to consider entering into the release of ADEA claims, if any.  If Employee does not consider this Release for the full 21-day period, but instead signs and returns it earlier, Employee has done so voluntarily with the full understanding that Employee waived Employee’s right to the full 21-day period.  In addition, Employee is hereby informed that Employee has seven (7) days following the date of signing of this Agreement in which to revoke this Release.  Employee can revoke the Release by sending notice of my revocation to the attention of Scott McClendon at the Company.  If Employee does not send such written notice of revocation via U. S. Mail postmarked within 7 days, this Release shall become effective and irrevocable at 12:01 a.m. on the eighth (8th) day after Employee signs it (“Effective Date”).

4.     No Undue Influence.  This Release is executed voluntarily and without any duress or undue influence.  Employee acknowledges that he has read this Release and executed it with his full and free consent.  No provision of this Release shall be construed against any party by virtue of the fact that such party or its counsel drafted such provision or the entirety of this Release.

5.     Governing Law.  This Release is made and entered into in the State of California and accordingly the rights and obligations of the parties hereunder shall in all respects be construed, interpreted, enforced and governed in accordance with the laws of the State of California as applied to contracts entered into by and between residents of California to be wholly performed within California.

6.     Severability.  If any provision of this Release is held to be invalid, void or unenforceable, the balance of the provisions of this Release shall, nevertheless, remain in full force and effect and shall in no way be affected, impaired or invalidated.

7.     Counterparts.  This Release may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Release may be executed by facsimile, with originals to follow by overnight courier.

8.     Dispute Resolution Procedures.  Any dispute or claim arising out of this Release shall be subject to final and binding arbitration.  The arbitration will be conducted by one arbitrator who is a member of the American Arbitration Association (“AAA”) or of the Judicial Arbitration and Mediation Services (“JAMS”) and will be governed by the Model Employment Arbitration rules of AAA.  The arbitration shall be held in San Diego, California.  The arbitrator shall have all authority to determine the arbitrability of any claim and enter a final and binding judgment at the conclusion of any proceedings in respect of the arbitration.  Any final judgment only may be appealed on the grounds of improper bias or improper conduct of the arbitrator.  Notwithstanding any rule of AAA to the contrary, the parties will be entitled to conduct discovery (i.e. investigation of facts through depositions and other means) which shall be governed by California Code of Civil Procedure Section 1283.05 (the “CCP”).  The arbitrator shall have all power and authority to enter orders relating to such discovery as are allowed under the CCP.  The arbitrator will apply California substantive law in all respects.  The party prevailing in the resolution of any such claim will be entitled, in addition to such other relief as may be granted, to an award of all actual attorneys fees and costs incurred in pursuit of the claim, without regard to any statute, schedule, or rule of court purported to restrict such award.

9.     Entire Agreement.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous negotiations, agreements and understandings between the parties, oral or written, including, without limitation, the Employment Agreement, the Retention Agreement dated March 12, 2001, and the Agreement to Decrease Salary dated November 22, 2005, except as specifically set forth herein or in the Separation Agreement.

10.   Modification; Waivers.  No modification, termination or attempted waiver of this Agreement will be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced.

11.   Amendment.  This Agreement may be amended or supplemented only by a writing signed by Employee and the Company.

Date: November 6, 2006	/s/ Christopher P. Calisi
Christopher P. Calisi
OVERLAND STORAGE, INC.
Date: November 6, 2006	By:	Vernon A. LoForti
	Name:	Vernon A. LoForti
	Title:	Vice President and Chief Financial Officer

EXHIBIT “B”

CONSULTING AGREEMENT

This Consulting Agreement (“Agreement”) is made by and between Christopher P. Calisi (“Consultant”) and Overland Storage, Inc. (the “Company”).  Consultant and the Company shall be referred to collectively as “the Parties.”

R E C I T A L S

WHEREAS, pursuant to an Employment Agreement between Consultant and the Company dated March 21, 2001, as amended (the “Employment Agreement”), Consultant had been employed by the Company as its President and Chief Executive Officer and had also served on the Board of Directors of the Company;

WHEREAS, Consultant’s employment terminated on November 1, 2006, and Consultant resigned from the Board of Directors of the Company and each of its subsidiaries on November 2, 2006;

WHEREAS, the Parties entered into a Separation Agreement dated November 6, 2006 (the “Separation Agreement”) and General Release dated November 6, 2006 (the “Release”);

WHEREAS, the Company desires to retain Consultant as an independent contractor for a six (6) month transition period;

WHEREAS, Consultant possesses unique information and experience which is beneficial to the Company in its ongoing business, and the Company wishes to avoid the loss of such information and experience during this transition period;

WHEREAS, Consultant is willing to provide the consulting services described in this Agreement in consideration of affirmative covenants made by the Company; and

WHEREAS, Consultant agrees and acknowledges that the nondisclosure of confidential information is essential to the continued growth and stability of the Company’s businesses and to the continuing growth and viability of such businesses as expressly permitted under the terms and limitations of this Agreement.

NOW THEREFORE, in consideration of the mutual acts, payments and promises described and agreed to be performed herein, Consultant and the Company agree as follows:

11.           Consulting and Other Payments to Consultant.

a.             The Company agrees to pay Consultant during the Term (as defined below) at the rate of $20,833.34 per month, payable monthly in arrears on the same day of the month as the day of the Effective Date.

b.             Except as specifically set forth herein or in the Separation Agreement, Consultant shall not be eligible to participate in any benefits or programs sponsored or financed by the Company for its employees, including, but not limited to, any insurance, workers’ compensation, retirement, vacation, sick, holiday or leave of absence programs or benefits.

12.           Consultant’s Services.  During the Term, Consultant shall serve as a consultant to the Company, and perform the following services (the “Services”) upon request of the Company’s interim or permanent President or Chief Executive Officer (any of which, a “Principal Executive Officer”):

a.             Providing information known to the Consultant concerning the Company’s customer relationships.

b.             Providing information known to the Consultant concerning the Company’s supplier relationships.

c.               Providing information known to the Consultant concerning the Company’s manufacturing operations, including the transition of manufacturing from the outsourced provider to in-house.

d.             Providing information known to the Consultant concerning new business and acquisition opportunities.

e.             Providing information known to the Consultant concerning the Company’s rights and obligations under any material agreements entered into during Consultant’s service as President and Chief Executive Officer of the Company.

f.              Cooperating with and assisting the Company in the prosecution or defense of any litigation, including providing truthful testimony as a witness upon reasonable request.

13.           Manner of Performance.  Consultant shall in no case be deemed to be an employee of the Company but instead shall serve as an independent contractor for all purposes.  Subject to being available for consultation as set forth below, Consultant shall have sole discretion over his working hours and locations.  He shall use his own equipment and his own office in providing his services, and except as needed for special projects and at its discretion, the Company shall not provide Consultant with any office space or equipment for use in providing services under this Agreement.  Consultant shall use his best efforts using his skills, experience and knowledge to the best of his professional ability.  Consultant shall comply with the requirements of all applicable present and future state and federal laws in connection with the performance of consulting services for Company pursuant to this Agreement.  Consultant agrees to hold himself available for consulting upon reasonable request of the Company by telephone and/or in person, during normal business hours.  Consultant will not act or attempt to act or represent himself, directly, or by implication, as an agent for the Company or in any manner assume or create, or attempt to create, any obligation on behalf of, or in the name of the Company, and will not in his capacity as a Consultant contact any current or former employee, customer or supplier of the Company during the Term.  In the event the Company requests Consultant to incur any expenses in connection with the Services and pre-approves such expenses, the Company agrees to pay, in accordance with the Company’s normal documentation and reimbursement policies, all such reasonable expenses actually incurred by Consultant.

14.           Effective Date.  This Agreement shall become effective on the latest to occur of its full execution by both Parties and the effectiveness, without further right of revocation, of the Release (the latest such date, the “Effective Date”).

15.           Term.  The term of this Agreement (the “Term”) shall be for the period of six (6) months commencing on the Effective Date of this Agreement, unless terminated by one or both of the Parties in the manner provided in Paragraph 13 of this Agreement.

16.           Hours.  Consultant shall not perform services for the Company in excess of nineteen (19) hours per week during the Term.

17.           Outside Employment.  Consultant is free to contract with and/or be employed by other persons and/or entities to provide them with services during or after the Term; provided however, that during the Term, Consultant shall not (i) create a conflict with the services provided by Consultant to the Company under this Agreement; or (ii) cause a violation of Consultant’s obligations under any other agreement with the Company or its affiliates.

18.           Consultant Warranties.  Consultant warrants that the execution and performance of this Agreement does not and will not result in the breach of any other agreement or arrangement to which Consultant is a party.

19.           Independent Contractor Relationship.  The Company is not responsible for payment of workers’ compensation, disability or other benefits, unemployment or other insurance, or for withholding income or similar taxes or Social Security tax for Consultant, but such responsibility shall be solely that of Consultant.  The Company will issue an IRS 1099 Form to Consultant for all payments for services rendered to the Company pursuant to this Agreement.  Consultant shall be fully liable and responsible to pay any and all taxes relating to all compensation paid hereunder, and to report all income and expenses to applicable tax authorities, and shall indemnify the Company against any and all claims, demands, judgments, damages, liabilities, penalties, costs and fees, including reasonable attorneys’ fees, relating to or arising out of Consultant’s failure to report or pay taxes relating to the compensation paid hereunder.  The Company agrees to give Consultant prompt notice of any such claim, demand, or action and shall, to the extent Company is not adversely affected, cooperate fully with Consultant in defense and settlement of such claim, demand or action.

20.           Nondisparagement. Consultant shall refrain from making any disparaging oral or written statements about the Company, any of its affiliates or any of such entities’ directors, executive officers or employees provided that this provision shall not restrict Consultant’s ability to provide information in connection with any internal investigation by the Company’s Board of Directors or any committee thereof, or its internal auditors, or to respond to inquiries from governmental entities.  The Company shall refrain, and shall use its reasonable efforts to cause its directors and officers to refrain from making publicly any disparaging oral or written statements about Consultant provided that this sentence shall not restrict the ability of the Company or its officers and directors to respond to inquiries for references or to respond to inquiries from governmental entities.

21.           Confidentiality.

a.             Consultant shall not, at any time either during or after the Term, use, divulge, disclose or communicate, either directly or indirectly, in any manner whatsoever, any of the Company’s Confidential Information to any person or business entity, without the prior written authorization of a Principal Executive Officer.  As used herein, “Confidential Information” means:  all information and material which is proprietary to the Company, whether or not marked as “confidential” or “proprietary” and which is disclosed to or obtained by Consultant, which relates to the Company’s past, present or future research, development or business activities.  Confidential Information includes all information or materials prepared by or for Consultant including, without limitation, all of the following:  designs, drawings, specifications, techniques, models, data, source code, object code, documentation, diagrams, flow charts, research, development, processes, procedures, “know-how,” new product or new technology information, product prototypes, product copies, manufacturing, development or marketing techniques and materials, development or marketing timetables, strategies related to customers, suppliers or personnel, pricing policies and financial information, confidential customer information and other information of a similar nature, whether or not reduced to writing or other tangible form, and any other trade secrets or nonpublic business information.  Confidential Information does not include any information which (a) was in the lawful and unrestricted possession of Consultant prior to its disclosure by the Company, (b) is or becomes generally available to the public by acts other than those of Consultant after receiving it, or (c) has been received lawfully and in good faith by Consultant from a third party who did not derive it from the Company.

b.             Consultant shall take all reasonable measures necessary to protect the confidentiality of the Confidential Information and to avoid disclosure or use of the Confidential Information, except as permitted herein, including the highest degree of care that Consultant utilizes to protect his own confidential information.  Consultant shall promptly notify the Company in writing of any misuse or misappropriation of Confidential Information which may come to Consultant’s attention.

c.               Consultant will not copy, photograph, photocopy, alter, modify, disassemble, reverse engineer, decompile, or in any manner reproduce any materials containing or constituting Confidential Information without the express prior written consent of a Principal Executive Officer, and will return all such materials, together with any copies thereof, promptly after the purposes for which they were furnished have been accomplished, or upon the request of the Company.  Additionally, upon request of the Company, Consultant will return or destroy materials prepared by Consultant that contain Confidential Information.

d.             Disclosure of Confidential Information is not precluded if such disclosure is in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided that Consultant will first give notice to the Company and make a reasonable effort to obtain a protective order, at the Company’s sole cost and expense including without limitation attorneys fees as and when incurred, requiring that the Confidential Information be disclosed only for limited purposes for which the order was issued.

22.           Intellectual Property.

a.             Ownership.  Consultant agrees that the Company shall be entitled to own and control all proprietary technology and all financial, operating, training ideas, data, processes, procedures and materials, including works of expression, all copyrights, all patent rights, and all trade secret rights in joint products that are developed, written, or conceived by Consultant during the Term while performing services hereunder.  Accordingly, Consultant agrees to promptly disclose, deliver and assign to the Company all such patentable inventions, discoveries, and improvements, trade secrets, and all works subject to copyright relating to such joint products, and Consultant agrees, without the necessity of further consideration, but without expense to Consultant, to execute all documents, patent applications and arrangements necessary to further document such ownership and/or assignment and to take whatever steps may be needed to give the Company the full benefit of them.

b.             Materials Furnished.  All right, title and interest in and to any Confidential Information, drawings, sketches, documentation, programs, systems, data and materials furnished to Consultant by the Company are and shall remain the property of the Company.

23.           Termination.  This Agreement may be terminated prior to the end of the Term by Company or Consultant as set forth below.  Any termination of this Agreement shall not relieve Consultant of the obligations under Paragraphs 9, 10, 11, 12, 14, 15, 16, 17 and 18 of this Agreement and their subparagraphs.

a.               Breach of Agreement.  Either Party may terminate this Agreement if the other Party breaches this Agreement; provided however that if the breach is capable of cure, a Party may not so terminate this Agreement unless the other Party has failed to cure such breach within ten (10) days after written notice.  The Parties agree that violations of Consultant’s obligations in Paragraphs 10, 11, 12 and 15 and their subparagraphs are not capable of cure.  If this Agreement is terminated by the Company due to Consultant’s breach, the Company shall not be liable to Consultant for any unpaid consulting fees due for the balance of the Term.  If this Agreement is terminated by Consultant due to the Company’s breach, the Company shall be liable to Consultant for any unpaid consulting fees due for the balance of the Term.

b.                 Convenience.  Consultant or the Company may terminate this Agreement for any or no reason upon ten (10) days written notice.  If this Agreement is terminated by the Company for convenience, the Company shall be liable to Consultant for any unpaid consulting fees due for the balance of the Term.  If this Agreement is terminated by Consultant for convenience, the Company shall not be liable to Consultant for any unpaid consulting fees due for the balance of the Term.

c.             Death or Disability.  This Agreement shall terminate automatically upon the death or disability of Consultant.  “Disability” shall mean a disability as defined under the Americans with Disabilities Act that prevents Consultant from performing the essential functions of the Agreement.  The Company shall not be liable to Consultant for any unpaid consulting fees due for the balance of the Term under such circumstances.

24.           Return of Company Property.  Upon termination of this Agreement for any reason, Consultant shall promptly return to the Company all copies of any Company data, records, or materials of whatever nature or kind, including all materials incorporating the Confidential Information of Company.  Consultant shall also furnish to the Company all work in progress or portions thereof, including all incomplete work.

25.           Nonsolicitation.  Before and for one (1) year after the Effective Date of this Agreement, except with the Company’s advance written consent, Consultant will not directly or indirectly, recruit, solicit, hire, entice, induce or encourage any employee, independent contractor or consultant of the Company to terminate a relationship with the Company in order to become an employee, independent contractor, or consultant for any other person or entity. Notwithstanding the provisions of the preceding sentence, you shall not be in breach of this Section 15 in the event that an entity with which you have a business relationship (e.g., as an employee or consultant) hires or engages an employee, independent contractor or consultant of the Company, provided that you have not participated in any manner in the recruitment, targeting or hiring process and that you have not provided that entity with any information related to the selection, recruitment or hiring of that individual.

26.           Arbitration and Attorneys’ Fees.  Consultant and the Company agree that should either Party allege a violation of the terms of this Agreement, or should any other disagreements or disputes arise in connection herewith, any such dispute shall be settled exclusively by arbitration in San Diego, California by an arbitrator selected by the Parties from the American Arbitration Association (“AAA”) or JAMS.  The arbitrator shall not have the power to modify any of the provisions of this Agreement.  The arbitration decision shall be final and binding upon the Parties and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.  The Parties shall evenly split the cost of the Arbitration.  In the event of any arbitration between the Parties relating to this Agreement, the prevailing Party and/or Parties shall be entitled to its attorneys’ fees and costs.  Should any Party to this Agreement hereafter pursue any dispute by any method other than as set forth in this Agreement, the responding Parties shall be entitled to recover from the initiating Party all damages, costs, expenses and attorneys’ fees incurred as a result of appearing in, dismissing, staying or litigating such

action.   Notwithstanding the provisions of this Section 16, the Company may, if it so chooses, bring an action in any court of competent jurisdiction for injunctive relief or specific performance to enforce Consultant’s obligations under Sections 10, 11, 12, 14 and 15 and their subparagraphs hereof, and Consultant agrees that in the event of any breach by him of any such provisions, the Company will suffer irreparable harm, and monetary damages will provide inadequate compensation for such breach.

27.           CIRCULAR 230 DISCLAIMER.  CONSULTANT ACKNOWLEDGES AND AGREES THAT (1) NO PROVISION OF THIS AGREEMENT, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES OR THEIR ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PT. 10, AS AMENDED); (2) CONSULTANT (A) HAS RELIED EXCLUSIVELY UPON HIS, HER OR ITS OWN, INDEPENDENT LEGAL AND TAX COUNSEL FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT, (B) HAS NOT ENTERED INTO THIS AGREEMENT BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY OR ANY ATTORNEY OR ADVISOR TO ANY OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON CONSULTANT; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY’S OR ADVISER’S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY CONSULTANT OF THE TAX TREATMENT OR TAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

28.           Miscellaneous

a.             Assignment.  Consultant shall have no right to assign his duties or responsibilities under this Agreement.  Subject to the above, this Agreement shall inure to the benefit of and be binding upon the Parties and their respective executors, administrators, successors and assigns.

b.             Waiver.  The waiver by either of the Parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other Party, shall not constitute or be deemed a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other Party, whether of a similar or dissimilar nature.

c.             Notice.  All notices, requests, demands, waivers, consents, approvals, payments or other communications which are required or permitted hereunder shall be in writing and be deemed delivered (a) upon receipt, if by hand delivery, (b) upon transmission, if sent by facsimile during normal business hours in the time zone in which the transmission is received, with confirmation of receipt, (c) the next day, if sent by a reputable overnight mail courier service such as FedEx, or (d) on the fifth (5th) day following deposit in the United States mail, certified, postage prepaid, return receipt requested, addressed as follows:

If to Company:                      Overland Storage, Inc.

4820 Overland Avenue

San Diego, CA 92123

Facsimile:  (858) 503-4342

Attn:  Vice President and Chief Financial Officer

If to Consultant:                                                                                                         Consultant’s home address and facsimile number on file with the Company

Any Party may change its address for receiving notice by giving notice of such new address in the manner provided herein.

d.             Entire Agreement; Modifications.  This Agreement contains the entire agreement between the Parties hereto with respect to the transactions contemplated hereby, and contains all of the terms and conditions thereof and supersedes all prior agreements and understandings relating to the subject matter hereof.  No changes or modifications of or additions to this Agreement shall be valid unless the same shall be in writing and signed by each Party hereto.

e.             Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity and enforceability of the other provisions hereof.

f.              Governing Law.  This Agreement is made and shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California, without regard to the conflict of laws principles thereof, as the same apply to agreements executed solely by residents of California and wholly to be performed within California.

g.             No Third-Party Benefits.  None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third-party beneficiary.

h.             Counterparts.  This Agreement may be executed in several counterparts all of which together shall constitute one and the same instrument with the same force and effect as though each of the Parties had executed the same document.

i.              Headings.  The Section and Subsection headings used herein are for convenience or reference only, are not a part of this Agreement and are not to affect the construction of, or be taken into consideration in interpreting, any provision of this Agreement.

j.              Authority.  Each of the persons executing this Agreement represents and warrants that he is authorized to execute this Agreement and the entity or person on whose behalf they are signing is bound by the terms hereof.

IN WITNESS WHEREOF, the Parties hereto acknowledge that they have read this Agreement, fully understand it, and freely and voluntarily agree to each of its provisions.

Date: November 6, 2006	/s/ Christopher P. Calisi
Christopher P. Calisi
OVERLAND STORAGE, INC.
Date: November 6, 2006	By:	Vernon A. LoForti
	Name:	Vernon A. LoForti
	Title	:Vice President and Chief Financial Officer